MERRILL LYNCH
FOCUS TWENTY
FUND, INC.




FUND LOGO



Semi-Annual Report

May 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FOCUS TWENTY FUND, INC.


DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for Merrill Lynch Focus Twenty Fund, Inc. The Fund's investment objective is long-term capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of common stocks of approximately 20 companies that we believe have strong earnings growth and capital appreciation potential. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities.

Investment Environment
Since the beginning of the year, market volatility has increased dramatically and has become an additional cost in achieving investment returns. During volatile periods, investors can easily lose sight of basic trends. Opinions quickly shift from too much optimism to too much bearishness. A whipsaw effect develops that tends to leave most investors taking too many losses over too short a period of time. Based on the conditions that have caused this increase in volatility, we believe the likelihood of it continuing through the year is quite high.

Portfolio Matters
Since inception (March 3, 2000) through May 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -31.20%, -31.40%, -31.40% and -31.20%, respectively. These results are comparable to the -30.78% total return of the unmanaged National Association of Securities Dealers Automated Quotations (NASDAQ) Composite Index during the same period. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on page 3 of this report to shareholders.)

Shortly after launching the Fund, the agressive growth area of the equity market began to lose favor with investors. The resulting dramatic contraction in valuations, driven almost entirely by negative investor psychology (as opposed to any deterioration in individual company business fundamentals) persisted until nearly the end of May. This negative shift in investor psychology resulted from confusion and concern over the growing strength of the economy and the degree to which the Federal Reserve Board would have to raise interest rates in order to keep inflation and the economy in check. During times of uncertainty and lack of confidence, investors move away from what are often viewed as higher risk (highly valued) securities toward those that are considered more defensive in nature (slower growth, lower price/earnings ratio stocks and fixed-income securities).

There were some bright spots for the Fund during the period. We benefited from strong performances by SDL Inc., Brocade Communications Systems, Inc. and Clear Channel Communications, Inc. Our weakest performers were Redback Networks, Inc., Exodus Communications, Inc. and Extreme Networks, Inc. During the period we sold Redback Networks, as well as Sycamore Networks, Inc. and Citrix Systems, Inc. We remain very confident in the outlook for Exodus Communications and Extreme Networks.

Despite the frustration caused by our holdings' share price declines in the face of steadily and consistently improving business fundamentals, we have not been swayed from our belief that a concentrated investment approach in a handful of our "best ideas" makes excellent sense for the longer-term investor. The risk of short-term volatility will always be present, and we take advantage of this characteristic to continually upgrade the Fund's holdings.

Our confidence in our investment process and its ability to identify outstanding companies to invest in was bolstered by the financial performance delivered by our Fund's holdings during the period. Our Fund holdings generated average earnings growth of 86.8% and bested Wall Street's earnings estimates by over 23% on average. This compares favorably to the average company in the Standard & Poor's 500 Index, which generated earnings growth of 24.1%, and beat earnings estimates by an average of just over 6%. None of our Fund holdings missed their estimates for earnings in the period.

We were heartened at May month-end, and in the first few days of June 2000, when equity investors seemed to embrace the notion that the Federal Reserve Board's job of raising interest rates to slow the economy was having the desired effect, possibly eliminating the need for any further tightening actions. Many of our stocks stabilized on this change in perception, and some have rebounded substantially, aided by some positive fundamental developments at the individual company level. We are optimistic that future economic reports will add support to the thesis that the economy will achieve the desired soft landing. The subsequent removal of upward pressure on interest rates, a renewal in investor confidence and the tendency for investors to seek out companies perceived to have high and sustainable unit growth rates during periods of economic slowing could represent the catalysts needed for our types of companies to return to investor favor.

In Conclusion
We appreciate your early investment in Merrill Lynch Focus Twenty Fund, Inc., and we are particularly grateful for your continued support and commitment during the recent challenging period. We continue to have high confidence in our investment process as a long-term strategy, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(James D. McCall)
James D. McCall
Senior Vice President and
Portfolio Manager



July 5, 2000



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Robert C. Doll, Jr., Senior Vice President
James D. McCall, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Aggregate Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (3/3/00)
through 3/31/00                           -10.30%        -15.01%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (3/3/00)
through 3/31/00                           -10.40%        -13.98%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (3/3/00)
through 3/31/00                           -10.40%        -13.98%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (3/3/00)
through 3/31/00                           -10.30%        -15.01%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Recent Performance Results
                                                                                 Since Inception
As of May 31, 2000                                                                 Total Return
ML Focus Twenty Fund, Inc. Class A Shares*                                             -31.20%
ML Focus Twenty Fund, Inc. Class B Shares*                                             -31.40
ML Focus Twenty Fund, Inc. Class C Shares*                                             -31.40
ML Focus Twenty Fund, Inc. Class D Shares*                                             -31.20
S&P Barra Growth Index**                                                               - 3.93
NASDAQ Composite Index***                                                              -30.78

  *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 3/3/00.
 **An unmanaged broad-based Index comprised of companies with higher price-to-book ratios. Since inception total returns are from 3/3/00.
***An unmanaged broad-based Index comprised of common stocks. Since inception total returns are from 3/3/00.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000



FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                Merrill Lynch Focus Twenty Fund, Inc.
                    As of May 31, 2000
Assets:             Investment in Master Focus Twenty Trust, at value
                    (identified cost--$1,307,901,259)                                                     $1,014,522,625
                    Prepaid registration fees                                                                     82,962
                                                                                                          --------------
                    Total assets                                                                           1,014,605,587
                                                                                                          --------------

Liabilities:        Payable to distributor                                                                       803,949
                    Accrued expenses and other liabilities                                                       278,350
                                                                                                          --------------
                    Total liabilities                                                                          1,082,299
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,013,523,288
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                      $     356,537
                    Class B Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          7,957,285
                    Class C Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          4,805,763
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,645,296
                    Paid-in capital in excess of par                                                       1,399,011,116
                    Accumulated investment loss--net                                                          (3,054,369)
                    Accumulated realized capital losses on investments from the Trust--net                  (103,819,706)
                    Unrealized depreciation on investments from the Trust--net                              (293,378,634)
                                                                                                          --------------
                    Net assets                                                                            $1,013,523,288
                                                                                                          ==============
Net Asset Value:    Class A--Based on net assets of $24,529,607 and 3,565,366 shares
                             outstanding                                                                  $         6.88
                                                                                                          ==============
                    Class B--Based on net assets of $546,076,188 and 79,572,851 shares
                             outstanding                                                                  $         6.86
                                                                                                          ==============
                    Class C--Based on net assets of $329,790,197 and 48,057,631 shares
                             outstanding                                                                  $         6.86
                                                                                                          ==============
                    Class D--Based on net assets of $113,127,296 and 16,452,961 shares
                             outstanding                                                                  $         6.88
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations                                                            Merrill Lynch Focus Twenty Fund, Inc.
                    For the Period March 3, 2000++ to May 31, 2000
Investment          Investment income allocated from the Trust (net of $2,114 foreign
Income:             withholding tax)                                                                      $    2,218,447
                    Expenses allocated from the Trust                                                         (2,355,866)
                                                                                                          --------------
                    Net investment loss from the Trust                                                          (137,419)
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B                   $    1,377,640
                    Account maintenance and distribution fees--Class C                          853,767
                    Transfer agent fees--Class B                                                212,974
                    Registration fees                                                           153,491
                    Transfer agent fees--Class C                                                140,989
                    Account maintenance fees--Class D                                            73,209
                    Transfer agent fees--Class D                                                 40,752
                    Offering costs                                                               30,627
                    Printing and shareholder reports                                             20,152
                    Transfer agent fees--Class A                                                  8,488
                    Professional fees                                                             3,675
                    Accounting services                                                             573
                    Other                                                                           613
                                                                                         --------------
                    Total expenses                                                                             2,916,950
                                                                                                          --------------
                    Investment loss--net                                                                      (3,054,369)
                                                                                                          --------------

Realized &          Realized loss from the Trust on investments--net                                        (103,819,706)
Unrealized          Unrealized depreciation on investments from the Trust--net                              (293,378,634)
Loss from the                                                                                             --------------
Trust--Net:         Net Decrease in Net Assets Resulting from Operations                                  $ (400,252,709)
                                                                                                          ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000


FINANCIAL INFORMATION (concluded)

Statement of Changes in Net Assets                                                 Merrill Lynch Focus Twenty Fund, Inc.
                                                                                                          For the Period
                                                                                                           March 3, 2000++
Increase (Decrease) in Net Assets:                                                                       to May 31, 2000
Operations:         Investment loss--net                                                                  $   (3,054,369)
                    Realized loss on investments from the Trust--net                                        (103,819,706)
                    Unrealized depreciation on investments from the Trust--net                              (293,378,634)
                                                                                                          --------------
                    Net decrease in net assets resulting from operations                                    (400,252,709)
                                                                                                          --------------
Capital Share       Net increase in net assets derived from capital share
Transactions:       transactions                                                                           1,413,675,997
                                                                                                          --------------

Net Assets:         Total increase in net assets                                                           1,013,423,288
                    Beginning of period                                                                          100,000
                                                                                                          --------------
                    End of period                                                                         $1,013,523,288
                                                                                                          ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


Financial Highlights                                                               Merrill Lynch Focus Twenty Fund, Inc.
The following per share data and ratios have been derived
from information provided in the financial statements.                   For the Period March 3, 2000++ to May 31, 2000
Increase (Decrease) in Net Asset Value:                                   Class A     Class B      Class C     Class D
Per Share           Net asset value, beginning of period                $    10.00   $    10.00  $    10.00   $    10.00
Operating                                                               ----------   ----------  ----------   ----------
Performance:        Investment loss--net                                      (.01)        (.02)       (.02)        (.01)
                    Realized and unrealized loss on investments
                    from the Trust--net                                      (3.11)       (3.12)      (3.12)       (3.11)
                                                                        ----------   ----------  ----------   ----------
                    Total from investment operations                         (3.12)       (3.14)      (3.14)       (3.12)
                                                                        ----------   ----------  ----------   ----------
                    Net asset value, end of period                      $     6.88   $     6.86  $     6.86   $     6.88
                                                                        ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share                     (31.20%)+++  (31.40%)+++ (31.40%)+++  (31.20%)+++
Return:**                                                               ==========   ==========  ==========   ==========

Ratios to           Expenses++++                                             1.13%*       2.15%*      2.16%*       1.38%*
Average                                                                 ==========   ==========  ==========   ==========
Net Assets:         Investment loss--net                                     (.30%)*     (1.29%)*    (1.30%)*      (.53%)*
                                                                        ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands)            $   24,530   $  546,076  $  329,790   $  113,127
Data:                                                                   ==========   ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Includes the Fund's share of the Trust's allocated expenses.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch Focus Twenty Fund, Inc.

1. Significant Accounting Policies:
Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on March 3, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on October 25, 1999 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Trust, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.

2. Transactions with Affiliates:
The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the
"Distributor"), a division of Princeton Funds Distributor, Inc.
("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                    Account       Distribution
                                Maintenance Fee       Fee

Class B                               .25%           .75%
Class C                               .25%           .75%
Class D                               .25%            --



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Focus Twenty Fund, Inc.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period March 3, 2000 to May 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                               $     8     $    7,225
Class D                               $61,039     $5,407,154


For the period March 3, 2000 to May 31, 2000, MLPF&S received contingent deferred sales charges of $124,413 and $60,460 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $3,528 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.

3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period March 3, 2000 to May 31, 2000 were $1,413,805,543 and
$1,947,160, respectively.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,413,675,997 for the period March 3, 2000 to May 31, 2000.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                       Dollar
March 3, 2000++ to May 31, 2000       Shares        Amount

Shares sold                         4,007,209    $ 37,032,108
Shares redeemed                      (444,343)     (3,457,684)
                                 ------------    ------------
Net increase                        3,562,866    $ 33,574,424
                                 ============    ============


++Prior to March 3, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class B Shares for the Period                       Dollar
March 3, 2000++ to May 31, 2000       Shares        Amount

Shares sold                        81,676,281    $776,450,458
Automatic conversion of
shares                               (165,821)     (1,361,399)
Shares redeemed                    (1,940,109)    (16,107,561)
                                 ------------    ------------
Net increase                       79,570,351    $758,981,498
                                 ============    ============

++Prior to March 3, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.



Class C Shares for the Period                       Dollar
March 3, 2000++ to May 31, 2000       Shares        Amount

Shares sold                        50,126,233    $478,689,577
Shares redeemed                    (2,071,102)    (16,302,899)
                                 ------------    ------------
Net increase                       48,055,131    $462,386,678
                                 ============    ============

++Prior to March 3, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.



Class D Shares for the Period                       Dollar
March 3, 2000++ to May 31, 2000       Shares        Amount

Shares sold                        17,340,415    $165,699,727
Automatic conversion of
shares                                165,663       1,361,399
                                 ------------    ------------
Total issued                       17,506,078     167,061,126
Shares redeemed                    (1,055,617)     (8,327,729)
                                 ------------    ------------
Net increase                       16,450,461    $158,733,397
                                 ============    ============

++Prior to March 3, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000

SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
Master Focus Twenty Trust
                                    Shares                                                                          Percent of
Country      Industries              Held                     Common Stocks                               Value     Net Assets
Canada       Communications       1,050,000   Nortel Networks Corporation                             $   57,028,125    5.7%
             Equipment

                                              Total Common Stocks in Canada                               57,028,125    5.7


United       Broadcasting/Media     830,000 ++Clear Channel Communications, Inc.                          62,146,250    6.1
States                              524,014 ++Univision Communications Inc. (Class A)                     53,973,442    5.3
                                                                                                      --------------  ------
                                                                                                         116,119,692   11.4

             Communications          95,000   Brocade Communications Systems, Inc.                        11,204,062    1.1
             Equipment              400,000   CIENA Corporation                                           47,875,000    4.7
                                    900,000 ++Cisco Systems, Inc.                                         51,243,750    5.1
                                    840,000   Extreme Networks, Inc.                                      40,845,000    4.0
                                    310,000 ++Juniper Networks, Inc.                                      54,308,125    5.4
                                    770,000 ++Network Appliance, Inc.                                     49,665,000    4.9
                                                                                                      --------------  ------
                                                                                                         255,140,937   25.2

             Computer Services    1,140,000   BEA Systems, Inc                                            41,111,250    4.0
                                    520,000 ++VERITAS Software Corporation                                60,547,500    6.0
                                                                                                      --------------  ------
                                                                                                         101,658,750   10.0

             Diversified            345,000   Corning Incorporated                                        66,735,938    6.6
             Companies

             Electronic             425,000 ++Applied Micro Circuits Corporation                          42,181,250    4.2
             Components             360,000 ++PMC--Sierra, Inc.                                           55,170,000    5.4
                                                                                                      --------------  ------
                                                                                                          97,351,250    9.6

             Healthcare/            550,000   PE Corp.-PE Biosystems Group                                30,525,000    3.0
             Biotechnology

             Internetworking        500,000 ++Exodus Communications, Inc.                                 35,250,000    3.5
                                    430,000 ++Inktomi Corporation                                         48,106,250    4.7
                                                                                                      --------------  ------
                                                                                                          83,356,250    8.2

             Semiconductors         350,000 ++Applied Materials, Inc.                                     29,225,000    2.9

             Telecommunications &   105,000 ++E-Tek Dynamics, Inc.                                        19,320,000    1.9
             Equipment              175,000 ++SDL Inc.                                                    39,681,250    3.9
                                                                                                      --------------  ------
                                                                                                          59,001,250    5.8

             Wireless               450,000 ++Nextel Communications, Inc. (Class A)                       41,653,125    4.1
             Communications--
             Domestic Paging &
             Cellular

                                              Total Common Stocks in the United States                   880,767,192   86.8

                                              Total Investments in Common Stocks
                                              (Cost--$1,231,195,168)                                     937,795,317   92.5

Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
Master Focus Twenty Trust
                                   Face                                                                             Percent of
                                  Amount                   Short-Term Securities                         Value      Net Assets
             Commercial      US$ 20,603,000   The CIT Group Holdings, Inc., 6.80% due
             Paper*                           6/01/2000                                               $   20,603,000    2.0%
                                 10,000,000   FCE Bank PLC, 6.33% due 6/01/2000                           10,000,000    1.0
                                 16,537,000   Metropolitan Life Insurance Company, 6.47%
                                              due 6/14/2000                                               16,498,363    1.6
                                 15,000,000   Wal-Mart Stores, Inc., 6.47% due 6/06/2000                  14,986,521    1.5

                                              Total Investments in Short-Term Securities
                                              (Cost--$62,087,884)                                         62,087,884    6.1


Total Investments (Cost--$1,293,283,052)                                                                 999,883,201   98.6

Other Assets Less Liabilities                                                                             14,708,127    1.4
                                                                                                      --------------  ------
Net Assets                                                                                            $1,014,591,328  100.0%
                                                                                                      ==============  ======


 *Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
++Non-income producing security.

  See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                            Master Focus Twenty Trust
                    As of May 31, 2000
Assets:             Investments, at value (identified cost--$1,293,283,052)                               $  999,883,201
                    Cash                                                                                          14,804
                    Receivables:
                      Contributions                                                      $    8,446,679
                      Securities sold                                                         8,082,553
                      Dividends                                                                  23,375       16,552,607
                                                                                         --------------   --------------
                    Total assets                                                                           1,016,450,612
                                                                                                          --------------

Liabilities:        Payables:
                      Withdrawals                                                             1,222,144
                      Investment adviser                                                        618,222        1,840,366
                                                                                         --------------
                    Accrued expenses                                                                              18,918
                                                                                                          --------------
                    Total liabilities                                                                          1,859,284
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,014,591,328
                                                                                                          ==============

Net Assets          Partners' capital                                                                     $1,307,991,179
Consist of:         Unrealized depreciation on investments                                                  (293,399,851)
                                                                                                          --------------
                    Net assets                                                                            $1,014,591,328
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations                                                                        Master Focus Twenty Trust
                    For the Period March 3, 2000++ to May 31, 2000
Investment          Interest and discount earned                                                          $    2,183,171
Income:             Dividends (net of $2,114 foreign withholding tax)                                             35,354
                                                                                                          --------------
                    Total income                                                                               2,218,525
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    2,198,776
                    Accounting services                                                          84,075
                    Custodian fees                                                               40,509
                    Offering costs                                                               12,739
                    Trustees' fees and expenses                                                  10,487
                    Professional fees                                                             3,821
                    Pricing fees                                                                  3,057
                    Other                                                                         2,548
                                                                                         --------------
                    Total expenses                                                                             2,356,012
                                                                                                          --------------
                    Investment loss--net                                                                        (137,487)
                                                                                                          --------------

Realized &          Realized loss from investments--net                                                     (103,826,889)
Unrealized          Unrealized depreciation on investments--net                                             (293,399,851)
Loss on                                                                                                   --------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                  $ (397,364,227)
                                                                                                          ==============


                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000


FINANCIAL INFORMATION (concluded)

Statement of Changes in Net Assets                                                             Master Focus Twenty Trust
                                                                                                          For the Period
                                                                                                         March 3, 2000++
Increase (Decrease) in Net Assets:                                                                       to May 31, 2000
Operations:         Investment loss--net                                                                  $     (137,487)
                    Realized loss on investments--net                                                       (103,826,889)
                    Unrealized depreciation on investments--net                                             (293,399,851)
                                                                                                          --------------
                    Net decrease in net assets resulting from operations                                    (397,364,227)
                                                                                                          --------------

Net Capital         Increase in net assets derived from net capital contributions                          1,411,855,455
Contributions:                                                                                            --------------

Net Assets:         Total increase in net assets                                                           1,014,491,228
                    Beginning of period                                                                          100,100
                                                                                                          --------------
                    End of period                                                                         $1,014,591,328
                                                                                                          ==============


                  ++Commencement of operations.

                    See Notes to Financial Statements.


Financial Highlights                                                                           Master Focus Twenty Trust
Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000

The following per share data and ratios have been derived                                                 For the Period
from information provided in the financial statements.                                                March 3, 2000++ to
Increase (Decrease) in Net Asset Value:                                                                     May 31, 2000
Ratios to           Expenses                                                                                        .91%*
Average                                                                                                   ==============
Net Assets:         Investment loss--net                                                                          (.05%)*
                                                                                                          ==============

Supplemental        Net assets, end of period (in thousands)                                              $    1,014,591
Data:                                                                                                     ==============
                    Portfolio turnover                                                                            18.78%
                                                                                                          ==============

                   *Annualized.
                  ++Commencement of operations.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

Master Focus Twenty Trust

1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last quoted bid price at the close of trading on the New York Stock Exchange on each day by brokers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters into such contracts.



Merrill Lynch Focus Twenty Fund, Inc.
May 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Master Focus Twenty Trust

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .85% of the average daily value of the Trust's net assets.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $135,708 in commissions on the execution of portfolio security transactions for the Trust for the period March 3, 2000 to May 31, 2000.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period March 3, 2000 to May 31, 2000 were $1,477,233,302 and $142,211,320, respectively.

Net realized losses for the period March 3, 2000 to May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

                                    Realized          Unrealized
                                     Losses             Losses

Long-term investments            $(103,826,814)     $(293,399,851)
Short-term investments                     (75)                --
                                 -------------      -------------
Total investments                $(103,826,889)     $(293,399,851)
                                 =============      =============


As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $293,399,851, of which $19,207,374 related to appreciated securities and $312,607,225 related to depreciated securities. At May 31, 2000, the aggregate cost of investments for Federal income tax purposes was $1,293,283,052.